Exhibit 99.1

Chief Executive Officer Market Analysis Presented by: Compensation Resources, Inc. August 2006

mace SECURITY INTERNATIONAL

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS

TABLE OF CONTENTS

OBJECTIVE 2
METHODOLOGY 2
PUBLISHED SURVEY ANALYSIS 2
PROXY ANALYSIS 4
MARKET CONSENSUS ANALYSIS 5
STOCK OPTION & LONG-TERM INCENTIVE VALUE ANALYSIS (PROXY DATA) 5
MARKET ANALYSIS FINDINGS 7
CHIEF EXECUTIVE OFFICER 7
EXECUTIVE PERQUISITES 14
APPENDIX 17

CR Compensation Resources, Inc.
1

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 2 OBJECTIVE ⑀⍂ Compensation Resources, Inc. (CRI) was retained by Mace Security International (Mace) to conduct a competitive market study of Executive Compensation for the Chief Executive Officer of the Company, with an emphasis on Base Salary, Total Cash Compensation (TCC)1, Long-Term Incentives, and Total Direct Compensation2. METHODOLOGY INTERVIEWS WITH CEO AND ACTING CHAIR, COMPENSATION COMMITTEE ⑀⍂ CRI conducted numerous interviews with the CEO and the Compensation Committee Chair to discuss the roles and responsibilities of the CEO. Also, we clarified the compensation philosophy of the Company, and determined that the wish is to pay at or near the market consensus. Our interviews were also used to glean additional financial information, strategic vision and direction, and add color to our evaluation of the SEC filings and materials provided by the Company in the course of our analysis. PUBLISHED SURVEY ANALYSIS ⑀⍂ Position matches for the positions were based on the degree of compatibility of the position’s role and responsibilities as compared with published job summaries in the salary surveys, in addition to meeting one or more of the following criteria: 1 Total Cash Compensation (TCC) = the sum of base salary and annual incentives/bonus 2 Total Direct Compensation (TDC) = the sum of base salary, annual incentives/bonus, and long-term incentives

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 3 • Industry (Security System Services) • Geographic location (National)3 • Company revenue (Approximately $100 Million) ⑀⍂ CRI utilized the most recent published surveys in our in-house library, as follows, to obtain specific market data for this position: 1. Benchmark Database for Executive Positions; Mercer 2. Executive Compensation Assessor; Economic Research Institute 3. Executive Compensation - The National Executive & Senior Management Compensation Survey; Confidential Data Source 4. Industry Report on Top Management Compensation Vol. I & II; Watson Wyatt 5. National Executive Compensation Survey; Management Association of Illinois 6. Salary Source; HR Answers 7. Survey of Executive Compensation; BLR (Business & Legal Reports) ⑀⍂ Data was collected on Base Salary, Total Cash Compensation, and Long-Term Incentives. All data was aged to September 1, 2006 to reflect current market conditi on4. 3 For purposes of this analysis, national market data was targeted, since differences in executive compensation tend not to be affected by geography. 4 Salary Budget Survey; WorldatWork 2005/2006

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 4 PROXY ANALYSIS ⑀⍂ CRI developed a list of peer companies to be used in the proxy analysis in order to conduct a competitive market analysis of comparable positions. The generally accepted methodology which is utilized to conduct a proxy analysis considers a comparable peer group of organizations with revenues and/or market capitalization that range from approximately one half (1/2x) to double (2x) the revenue and/or market capitalization of the target organization. ⑀⍂ A comparator group, representing the various industries in which Mace competes, was selected for analysis. . These peers were selected based on a number of factors including the security industry, other similarly performing companies, from a revenue growth, asset growth, net income, or ROI factors. In addition, we added a few alternative energy firms of similar size, in the event the possible acquisition takes place. As a result, we have a varied list of companies that best represents the competitive landscape for executive talent. The peer group is shown in Appendix A. ⑀⍂ We also conducted an analysis of the overall marketplace of just companies with revenue and/or market cap that was ½ X to 2X that of Mace. The average size of these companies was $62M in Revenue with an average net loss of $1M. These companies were selected from the following SIC Codes - 3700, 3800, 4900, 5000,5100, 7300, and 8700. This group is shown in Attachment B. The result of the data from this g roup was statistically similar to the Comparator Group, thus lending credibility to the relevance of the Comparator Group.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 5 MARKET CONSENSUS ANALYSIS ⑀⍂ To determine the market value, CRI calculated the Mean, Median, Malcolm©, Regression, and Market Consensus utilizing data from the published salary surveys. The definitions of these calculations of central tendency are as follows: • Mean: Simple or straight average • Median: The middle number; 50th percentile • Malcolm©: Average that eliminates the high and low data elements; this calculation is performed to reduce the effects of outliers • Market Consensus: The average of the Mean, Median, Malcolm©, and Regression; represents our best estimate of the market value for the position ⑀⍂ The results of the proxy analysis and the published survey analysis were combined in order to arrive at an overall Market Consensus number. Data obtained from the proxy data was weighted more heavily than published survey data, at a 2:1 ratio. This provides the most accurate estimate of the value of this position within the competitive marketplace, since it blends both specific data from peer companies with published information. STOCK OPTION & LONG-TERM INCENTIVE VALUE ANALYSIS (PROXY DATA) ⑀⍂ For purposes of valuing stock option awards, a Black Scholes value was used.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 6 • We utilized a subscription based service, eComp® Data Services, to determine the calculated Black Scholes value. Values are calculated based on the following assumptions: Stock Price = Strike Price. Strike Price (expiration price) is loaded from the Proxy Statement. Time to expire is the difference between the option expiration year (loaded from the Proxy Statement) and the year for which the option was filed with the SEC. Volatility is calculated using stock prices based on the time to expire (e.g., a time to expire of 10 years will result in a volatility over 10 years prior to the option grant date). If the time to expire is less than five years, weekly stock prices are used (this is granularity level). If the time to expire is more than five years, monthly stock prices are used (another granularity level). Risk Free Interest Rate is based on the U.S. Government Bond Yield determined by the option term (time to expire) on the option grant date. eComp stores the 1, 5, 7, and 10-year treasury interest rates. Rates will be interpolated on a linear basis if they are not stored. Dividend yield is the annualized dividend yield on the option grant date (dividend per share/stock price). Dividend per share is calculated as the dividend payout on or before the option grant date multiplied by the annu al dividend frequency. The number of options is loaded from the proxy statement.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 7 MARKET ANALYSIS FINDINGS CHIEF EXECUTIVE OFFICER OVERALL FINDINGS ⑀⍂ The following tables represent the overall Market Consensus of Base Salary, Total Cash Compensation, Long-Term Incentive Valuation, and Total Direct Compensation. Note the data for each component in the charts below stand-alone. Each piece of the compensation mix was calculated and averaged separately, and therefore do not add up to the TDC total. Base Salary Total Cash Compensation Market Consensus Bonus/Incentive as a % of Base Salary Market Consensus $353,400 35.9% $480,500 Long-Term Incentive Valuation (Black Scholes Value)5 Total Direct Compensation Market Consensus Market Consensus $472,900 $1,117,300 Restricted Stock Awards % of Companies Offering Stock Options Stock Option Grant Size Stock Option Valuation (Black Scholes Value) Market Consensus Market Consensus Market Consensus Market Consensus $30,300 50.0% 32,000 $395,600 5 Data is repres entative of only those companies who awarded stock option grants in the proxy statement.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 8 FINDINGS Compensation Findings ⑀⍂ The 75th percentile for Total Cash is $675,000 ⑀⍂ The 75th percentile for Total Direct Compensation is $1,205,800 Recommendations for the Package for Louis. D. Paolino, Jr. ⑀⍂ It is our opinion that in order to get a similar level of experience, skills, and ability to that of Mr. Paolino, it would likely be necessary to pay above the market median level. ⑀⍂ Provide a cash compensation package that is competitive with the market o $450,000 - $480,000 ⑀⍂ Provide a Total Compensation Package that is market competitive at the median of the market. o Target at $1,100,000 ⑀⍽ Utilize equity to bridge the gap between the cash package and the total compensation target • Each Year the approximate $600,000 in equity should be granted based on the current Black Scholes Value. ⑀⍽ At current FMV, the Black Scholes Value is approximately 65% of FMV or $1.50/share • This would equate to a grant of 425,000 - 450,000 shares.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 9 Severance ⑀⍂ We analyzed the severance policies of the comparator companies in the study. See Attachment B. The market shows a wide variety of payments, continuation of benefits, acceleration of vesting, and other perks and benefits, our research indicates that the following are typical provisions of a severance/change of control agreement. • Change of Control o Almost half of the companies had a single trigger for the change of control provision o The balance of the agreements contain a double trigger, whereby no severance is paid unless two triggers are hit, these include, ⑀⍽ Change of Control AND • Diminution of Duties • Loss of Position • Relocations of Corporate Office more than 100 miles • Diminished Salary • Other Agreed Upon Trigger • Severance for Other Reasons o Typically, severance is paid when an executive is asked to step down.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 10 o Severance is generally forfeited when the separation occurs for cause ⑀⍽ Cause is most often defined as willful misconduct, commission of a felony, or other act that causes material harm to the Company. ⑀⍽ Cause is not defined as poor performance • Base Salary o The range of severance is typically in the 12-36 month length. o Approximately 40% of all companies offer, the greater of the balance of the CEO contract, or 24 months. Typically paid out over the normal course of payroll for the period. o This severance payment is also tied to a non-compete for the time that payments are being made to the executive. • Bonus o Companies will typically pay a pro-rated portion of the annual incentive for the year in question when the Executive retires. However, the bonus is not part of the typical severance package after the initial payment for the pro-rata year. • Health C are o Continuation of Medical Benefits for a period of 2 years, or the balance of the contract, whichever is greater.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 11 • Acceleration of Vesting o Stock Options may have accelerated vesting at the point of retirement. o Some companies will cancel all unvested equity as of the date of retirement o Some companies extend the exercise period to match the balance of the contract • Perks & Benefits o The majority of companies do not extend the extra benefits and perks such as cars, cell phones, etc. • Other Key Considerations o IRC 280G must be watched closely when considering Severance Payments, as the company would not want to trigger an excess benefit transaction. GT should be consulted on this matter. o Many companies will limit the severance to 2.99 times the average compensation to avoid the excise taxes from the excess benefit transaction. ⑀⍽ Some, however, gross up the individual to make them whole when the severance is greater than the allowable limit.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 12 Merger & Acquisition/Transaction Bonuses o Our analysis of the general marketplace indicates that: ⑀⍽ Approximately 39% of Companies compensate their CEO for successful completion of M&A deals. ⑀⍽ The typical format is to pay 1-5% of the deal as a success bonus. ⑀⍽ Most companies are averaging M&A bonuses of 2-3% of the Deal • This is typically paid in the form of cash, but could also be paid in Restricted Stock or Options. ⑀⍽ The justification for these bonuses is the increase in the firm size or revenue, or the effort and skill required by the CEO is unique and the firm would have had to pay an outsider for the skillset. O All M&A deals will be subject to approval of the Board of Directors. o This type of arrangement could be beneficial for a deal maker, such as Mr. Paolino, and would truly be performance based.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 13 Supplemental Retirement Programs • Our analysis of the comparator group showed that most of the peers have some sort of defined benefit, defined contribution, or other deferred compensation arrangement for retirement purposes. However, the SEC does not require full disclosure of these benefits, so we expanded our analysis into the general marketplace. • Our analysis of the general marketplace indicates that Supplement Retirement plans are increasing in favor in the Executive Suite. These Non-Qualified Compensation Plans are being developed to retain their key executives, and to reward them for their service and success with the Company. • According to a Clark Consulting Report: o 69 percent of responding companies reported having SERPs o These plans typically help to replace income, up to 60% of final average pay. ⑀⍽ This is mitigated by 401k payouts, social security, and other deferred compensation. o The survey found that 38 percent of respondents permit their executives to defer long-term cash incentive compensation awards into NQDC plans, a continuation of the upward trend seen last year when 34 percent of companies allowed deferral of this compensation. o Due to the complexity of NQDC and SERP plan a dministration, many companies indicated that they utilize third-party administrators.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 14 o The transition to IRC 409A continues, making NQDC plans and SERPs remain valuable tools for companies seeking to attract and retain executives. EXECUTIVE PERQUISITES ⑀⍂ The data in the proxy analysis indicates that the market value for the total executive perquisites package is $53,221. Below is an analysis of the prevalence and typical cost of these benefits. Executive Insurance ⑀⍂ Insurance perquisites are typically designed to protect the interests of the company and the executive. They can also alleviate out-ofpocket expenses. ⑀⍂ The following summarizes the prevalence of executive insurance perquisites, and the average annual cost per individual: Program % Cost Free Medical Exams 42.3% $1,200 Supplemental Long-Term Disability 41.0% $2,800 Directors and Officers Insurance 37.2% $14,100 Post-Retirement Health Insurance 30.8% $4,600 Dependent Life Insurance 25.6% * Post-Retirement Life Insurance 23.1% $1,700 Supplemental Medical Insurance 19.2% $7,500 Corporate Owned Life Insurance 16.7% $3,000 Split Dollar Life Insurance 15.4% ** $15,200 Post-Retirement AD&D Insurance 6.4% * *Insufficient data

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 15 **As a result of recent tax law changes, we anticipate that this insurance product will be drastically reduced in popularity. AUTOMOBILE ARRANGEMENTS ⑀⍂ Company-paid automobile programs are the most prevalent type of perquisite offered to Senior Management. The majority of organizations provide their executives with car allowances or cars leased by the company. Purchasing cars for employees is the least common method used to acquire company cars. ⑀⍂ The following table illustrates the average monthly annual automobile expense by type of automobile arrangement: Program Month Year Car allowance $1,300 $16,000 Car leased $1,200 $14,800 Car purchased $1,050 $12,600 ⑀⍂ It is also common practice for the company to reimburse executives for automobile expenses (e.g., maintenance, insurance, etc.). ⑀⍂ Another common automobile related perquisite is reserved parking spaces, usually set aside for Senior Management.

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 16 OTHER EXECUTIVE PERQUISITES ⑀⍂ There are a multitude of other perquisites that a company can offer its executives, many of which are very affordable. ⑀⍂ The following summarizes the prevalence of other executive perquisites, and the average annual cost per individual: Program % Cost Corporate Credit Cards 71.8% $82 Cell Phone 65.4% $930 Financial Counseling 55.1% $10,200 Telephone Credit Card 41.0% $90 Matching Gifts Program 28.2% $4,300 Additional Vacation 19.2% $34,800 Home Security 14.1% $5,000 Legal Counseling 9.0% $6,400 Executive Dining Room 7.7% $2,800

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 17 APPENDIX A PEER LIST Company Name Revenue (In Millions) Company Name Revenue (In Millions) ABATIX CORP $71 INTEGRATED ALARM SVCS GROUP $99 ABLE LABORATORIES INC $103 IONATRON INC $19 ADAMS RESPIRATORY THERAPTCS $160 KAANAPALI LAND LLC $67 ALLIED DEFENSE GROUP INC $150 LOJACK CORP $191 AMERICAN SCIENCE ENGINEERING $164 MARKWEST ENERGY PARTNERS LP $499 ATLAS AMERICA INC $475 MGP INGREDIENTS INC $275 BOSS HOLDINGS INC $54 NUCO2 INC $97 CERADYNE INC $368 NUMEREX CORP -CL A $30 COGENT INC $160 PACIFIC ETHANOL INC $88 COHU INC $239 PROVO INTERNATIONAL INC $58 COMPUDYNE CORP $142 RAE SYSTEMS INC $60 DATATEC SYSTEMS INC $125 STRATTEC SECURITY CORP $190 DEVCON INTERNATIONAL CORP $85 SUNOPTA INC
 $426 DHB INDUSTRIES INC $340 SUNPOWER CORP $79 ECC CAPITAL CORP $304 TASER INTERNATIONAL INC $48 ECC CAPITAL CORP $304 VERSAR INC $36 EMTEC INC $163 VICON INDUSTRIES INC $56 HANSEN NATURAL CORP $349 VIISAGE TECHNOLOGY INC $67 IDENTIX INC $74 WASTE SERVICES INC $382 INPHONIC INC $321

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 18 APPENDIX B Company Name Revenue ABATIX CORP $71 ADDVANTAGE TECHNOLOGIES GP $50 ADEPT TECHNOLOGY INC $50 ADVANCED POWER TECHNOL INC $68 ALDILA INC $77 ALLEGHENY GENERATING CO $67 ALLIED MOTION TECHNOL INC $74 AMER BUSINESS FINL SVCS INC $97 AMERICAN ECOLOGY CORP $79 AMERICAN TECHNICAL CERAMICS $73 ARLINGTON HOSPITALITY INC $73 AROTECH CORP $49 ARTEMIS INTL SOLUTIONS CORP $52 ASTRO-MED INC $59 ASTRONICS CORP $75 AUGUST TECHNOLOGY CORP $68 BALLANTYNE OF OMAHA INC $54 BINDVIEW DEVELOPMENT CORP $73 BOSTON ACOUSTICS INC $59 BRANDPARTNERS GROUP INC $52 CALLIDUS SOFTWARE INC $61 CAPTARIS INC $86 CAPTIVA SOFTWARE CORP $68 CARRIER ACCESS CORP $76

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 19 CASCADE MICROTECH INC $74 CASS INFORMATION SYSTEMS INC $77 CATALYST SEMICONDUCTOR INC $62 CATAPULT COMMUNICATIONS CORP $65 CENTILLIUM COMMUNICATIONS $76 CLICK COMMERCE INC $59 COLOR KINETICS INC $53 COMARCO INC $47 CONCUR TECHNOLOGIES INC $72 CORILLIAN CORP $49 CRITICAL PATH INC $71 CSP INC $57 CYBERGUARD CORP $66 CYBEROPTICS CORP $42 CYBERSOURCE CORP $51 CYNOSURE INC $56 DIGITAL ANGEL CORP $57 DIGITAL RECORDERS INC $45 DOCUCORP INTERNATIONAL INC $79 DYNTEK INC $77 E.PIPHANY INC $79 EASYLINK SERVICES CP -CL A $79 ELOYALTY CORP $79 EMRISE CORP $30 ENTRUST INC $98 ENVIRONMENTAL POWER CORP $56 ERESEARCHTECHNOLOGY INC $87

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 20 EVANS & SUTHERLAND CMP CORP $74 EVERGREEN SOLAR INC $44 EVOLVING SYSTEMS INC $39 EXTENDED SYSTEMS INC $40 FASTCLICK INC $58 FREQUENCY ELECTRONICS INC $55 GAMING PARTNERS INTL CORP $57 GUIDELINE INC $43 HARVARD BIOSCIENCE INC $67 HEI INC $57 HIRSCH INTL CORP -CL A $44 HOME SOLUTIONS AMERICA INC $68 ILLUMINA INC $74 INNOTRAC CORP $74 INNOVATIVE SOLTNS & SUPP INC $63 INTERACTIVE INTELLIGENCE INC $63 INTERNET CAPITAL GROUP INC $51 KENEXA CORP $66 KENSEY NASH CORP $61 KEYNOTE SYSTEMS INC $54 KNOT INC $51 KSW INC $53 KVH INDUSTRIES INC $71 LANGER INC $40 LGL GROUP INC $46 LOYALTYPOINT INC $65 MARLTON TECHNOLOGIES $72

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 21 MAXWELL TECHNOLOGIES INC $45 MDSI MOBILE DATA SOLUTIONS INC /CAN/ $50 MEDIALINK WORLDWIDE INC $37 MEMRY CORP $45 MERGE TECHNOLOGIES INC $37 MERISEL INC $63 METRETEK TECHNOLOGIES INC $47 MICROTUNE INC $57 MIDDLESEX WATER CO $75 MISONIX INC $47 MOBIUS MGMT SYSTEMS INC $78 MOLDFLOW CORP $64 MONOLITHIC POWER SYSTEMS INC $99 MPW INDUSTRIAL SERVICES GRP $93 NANOMETRICS INC $71 NETMANAGE INC $43 NETRATINGS INC $68 NETSMART TECHNOLOGIES INC $38 NEW BRUNSWICK SCIENTIFIC INC $68 NIKU CORP $66 NUANCE COMMUNICATIONS $58 NUCO2 INC $97 NUVASIVE INC $62 OBSIDIAN ENTERPRISES INC $66 ONLINE RESOURCES CORP $61 ONYX CORP $17

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 22 ONYX SOFTWARE CORP $60 OPEN TV CORP $87 OPSWARE INC $61 OPTICAL COMMUNICATION PRODS $56 OPTICARE HEALTH SYS INC $57 ORASURE TECHNOLOGIES INC $69 OYO GEOSPACE CORP $73 PALOMAR MED TECHNOLOGIES INC $76 PCTEL INC $78 PDF SOLUTIONS INC $74 PEOPLESUPPORT INC $62 PERCEPTRON INC $55 PERVASIVE SOFTWARE INC $48 PHASE FORWARD INC $87 PHOENIX TECHNOLOGIES LTD $100 PLX TECHNOLOGY INC $55 POSSIS MEDICAL INC $65 PROGRESSIVE GAMING INTL CORP $78 PROXYMED INC $78 QUANTUM FUEL SYS TECH WORLDW $54 QUICKLOGIC CORP $48 RAE SYSTEMS INC $60 RAMP CORP $0 REGENERATION TECH INC $75 RF MONOLITHICS INC $46 RIGHTNOW TECHNOLOGIES INC $87 RUDOLPH TECHNOLOGIES INC $83

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 23 SCHLOTZSKY'S INC $56 SCIENTIFIC TECHNOLOGIES INC $58 SIRENZA MICRODEVICES INC $64 SM&A CORP $77 SOFTBRANDS INC SOMERA COMMUNICATIONS INC $100 SPACEHAB INC $59 SPARK NETWORKS PLC $66 STAAR SURGICAL CO $51 STAKTEK HOLDINGS INC $53 STRATOS INTERNATIONAL INC $80 SUNPOWER CORP $79 SUNRISE TELECOM INC $62 SUPPORTSOFT INC $62 SYNOVIS LIFE TECH INC $60 SYNPLICITY INC $62 SYS $46 SYSTEMONE TECHNOLOGIES INC $17 TALEO CORP TEAMSTAFF INC $56 TELTRONICS INC $46 TERABEAM INC $59 TERREMARK WORLDWIDE INC $48 TESSERA TECHNOLOGIES INC $95 TOLLGRADE COMMUNICATIONS INC $66 TRANS-LUX CORP $54 TRANS-LUX CORP $54

CHIEF EXECUTIVE OFFICER MARKET ANALYSIS Compensation Resources, Inc. 24 TRANSMETA CORP $73 TRI-S SECURITY CORP $25 TRIDENT MICROSYSTEMS INC $69 TRIPOS INC $55 TSR INC $51 ULTIMATE SOFTWARE GROUP INC $89 UNICA CORP $64 VASCO DATA SEC INTL INC $55 VERSAR INC $36 VIA NET.WORKS INC $70 VICON INDUSTRIES INC $56 VIISAGE TECHNOLOGY INC $67 VIRAGE LOGIC CORP $53 VITAL IMAGES INC $52 VITRIA TECHNOLOGY INC $54 VNUS MEDICAL TECHNOLGS INC $49 VOLTERRA SEMICONDUCTOR CORP $54 WILLIAMS CONTROLS INC $67 WILLIS LEASE FINANCE CORP $71